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                                                                   EXHIBIT 23.2
                         CONSENT OF ERNST & YOUNG LLP

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated January 27, 1995, in the Registration Statement (Form S-4) and related Prospectus of Park Communications, Inc. dated June 20, 1996.

Syracuse, New York
June 18, 1996
                                          /s/ Ernst & Young LLP